FORM OF
                       SUPPLEMENT DATED AUGUST 1, 2000 TO
                        PROSPECTUS DATED May 1, 2000 FOR
                        INVESTORS SELECT FLEXIBLE PREMIUM
                    INDIVIDUAL VARIABLE LIFE INSURANCE POLICY
                     Issued by LINCOLN BENEFIT LIFE COMPANY
          In connection with LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

This supplement updates certain information contained in the prospectus and supersedes any inconsistent information. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Lincoln Benefit Life Company ("Lincoln Benefit") at the address or telephone number set forth below.

The purpose of this supplement is to notify you of a proposal to substitute shares of the IAI Portfolios with shares of the Replacement Portfolios identified below:

           IAI Portfolios                                Replacement Portfolios
           --------------                                ----------------------
         IAI Reserve Portfolio                     ->    SVLIF Bond Portfolio (Class A)
         IAI Balanced Portfolio                    ->    Janus Aspen Series Balanced Portfolio
                                                         (Institutional Class)
         IAI Regional Portfolio                    ->    Janus Aspen Series Growth Portfolio
                                                         (Institutional Class)


Subaccounts that invest in the Replacement Portfolios already are currently available under your Policy. On July 25, 2000, Lincoln Benefit filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitutions. Upon obtaining the order from the Commission approving the Substitutions, and subject to any prior approval by applicable insurance authorities, Lincoln Benefit and Lincoln Benefit Life
Variable Annuity Account propose to effect the Substitutions as soon as is practicable.

Lincoln Benefit has proposed the Substitutions because the subaccounts corresponding to the IAI Portfolios have not generated sufficient Policy owner interest. As a result, the adviser to the IAI Portfolios has determined that it no longer is economic to continue to offer shares of the IAI Portfolios, and the adviser intends to close those portfolios to new investment and ultimately to liquidate them. Lincoln Benefit has selected the Replacement Portfolios to replace the IAI Portfolios because each Replacement Portfolio, generally speaking, has substantially similar or identical investment objectives to the objectives of the corresponding IAI Portfolio, generally better performance, and lower expenses. Although JAS Growth Portfolio lacks the regional focus of the IAI Regional Portfolio, Lincoln Benefit is not aware of any other mutual fund available for purchase by insurance company separate accounts that has that regional focus. Since both Portfolios have capital appreciation as an investment objective, Lincoln Benefit believes that the JAS Growth Portfolio is an appropriate replacement.

We currently waive the transfer fee on all transfers and, while we reserve the right at any time to impose that fee on any transfer after the first in each month, we have no current intention of collecting that fee. Accordingly, prior to the Substitutions you may make transfers from the Replaced Portfolios without any transfer fee or limit on the number of transfers, as provided in our current prospectus. In addition, Contract owners will receive a Notice within five (5) days after the Substitutions that the Substitutions have taken place. For a period of thirty-one (31) days from the mailing of the Notice, Contract owners may transfer all assets, as substituted, to any other available subaccount without limitation or charge. During the thirty-one (31) day period after the Notice is mailed, we will not exercise our right to impose a transfer fee with respect to transfers involving the assets affected by the Substitutions.

In preparation for the Substitutions, starting on September 15, 2000, we will not permit you to allocate new premiums or make additional transfers to the Subaccounts that invest in the Replacement Portfolios Even after that date, if you are enrolled in one of our automatic transaction programs, such as dollar cost averaging, portfolio rebalancing, and systematic withdrawals, we will continue to effect automatic transactions involving the Replacement Portfolios. When the SEC approves our application and we effect the Substitutions, however, we will substitute the Replacement Portfolios for the IAI Portfolios for all purposes under your Policy. Thus, for example, unless you instruct us otherwise, we will allocate to the appropriate Replacement Portfolio any percentage of your new premiums that previously would have been allocated to an IAI Portfolio. Likewise, unless you instruct us otherwise, we will substitute the Replacement Portfolios for the IAI Portfolios in effecting transactions under our automatic transaction programs such as dollar cost averaging, portfolio rebalancing, and systematic withdrawals.

The Alger Funds are not offered as underlying mutual funds pursuant to this Contract.

On page 8 "Allocation of Purchase Payments", in the first paragraph, the second and third sentences are deleted in their entirety and the following language is substituted in its place:

         "You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%.

You may obtain a prospectus by writing or calling Lincoln Benefit at the address or telephone number set out below.

                          Lincoln Benefit Life Company
           Street Address: 2940 South 84th St., Lincoln, NE 68506-4142
            Mailing Address: P. O. Box 82532, Lincoln, NE 68501-2532
                        Telephone Number: 1-800-525-9287